Exhibit 24
                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 26th day of March, 1994.


                                   /s/JOHN J. MURPHY
                                   John J. Murphy
                                   Chairman of the Board

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 26th day of March, 1994.



                                   /s/WILLIAM E. BRADFORD
                                   William E. Bradford
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of March, 1994.



                                   /s/SAMUEL B. CASEY, JR.
                                   Samuel B. Casey, Jr.
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 26th day of March, 1994.



                                   /s/LAWRENCE S. EAGLEBURGER
                                   Lawrence S. Eagleburger
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 29th day of March, 1994.


                                   /s/RAWLES FULGHAM
                                   Rawles Fulgham
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of March, 1994.


                                   /s/JOHN A. GAVIN
                                   John A. Gavin
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of March, 1994.


                                   /s/RAY L. HUNT
                                   Ray L. Hunt
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 26th day of March, 1994.


                                   /s/J. LANDIS MARTIN
                                   J. Landis Martin
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 25th day of March, 1994.



                                   /s/LIONEL H. OLMER
                                   Lionel H. Olmer
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of March, 1994.


                                   /s/JAY A. PRECOURT
                                   Jay A. Precourt
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 26th day of March, 1994.


                                   /s/A. KENNETH PYE
                                   A. Kenneth Pye
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of the Company's Guarantee of $150,000,000 in principal amount of Baroid Corporation 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of March, 1994.


                                   /s/RICHARD W. VIESER
                                   Richard W. Vieser
                                   Director

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of BAROID CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of Dresser Industries, Inc.'s Guarantee of $150,000,000 in principal amount of the Company's 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 6th day of April, 1994.



                                   /s/JOHN J. MURPHY
                                   John J. Murphy, Chairman of the
                                   Board

                           POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of BAROID CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, relating to the issuance of Dresser Industries, Inc.'s Guarantee of $150,000,000 in principal amount of the Company's 8% Senior Notes due 2003, the amendment of such Senior Notes pursuant to the Proposed Amendment, and the Solicitation of Consents in connection with the Proposed Amendment (as defined in the Registration Statement), granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 4th day of April, 1994.



                                   /s/JAMES L. BRYAN
                                   James L. Bryan
                                   Director